UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 20, 2016

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300 Duluth, GA	30097
(Address of principal executive offices)	(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 20, 2016, Asbury Automotive Group, Inc. (the "Company") held its 2016 annual meeting of stockholders (the "Annual Meeting"). The matters upon which the stockholders voted are set forth below.

Proposal 1

The three Class II director nominees named in the Company's proxy statement were elected, each to hold office until the 2019 Annual Meeting and until their successors are duly elected and qualified, based upon the following votes:

Nominee	For	Withheld	Broker Non-Votes
Joel Alsfine	20,782,835	102,980	2,470,674
Thomas C. DeLoach, Jr.	20,864,203	21,612	2,470,674
Philip F. Maritz	20,795,088	90,727	2,470,674

Proposal 2
The proposal to adopt amendments to the Company's Restated Certificate of Incorporation that would result in the declassification of the Board of Directors was approved based on the following votes:

For	20,784,929
Against	98,805
Abstain	2,081
Broker Non-Votes	2,470,674

Proposal 3

The proposal to approve an advisory resolution on the compensation of the Company’s named executive officers was approved based on the following votes:

For	20,551,915
Against	331,255
Abstain	2,645
Broker Non-Votes	2,470,674

Proposal 4

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 was approved based on the following votes:

For	23,272,922
Against	73,118
Abstain	10,449
Broker Non-Votes	0

With respect to Proposal 1, each of the director-nominees received the affirmative vote of a plurality of the votes cast (each with a greater number of votes cast “for” than “withheld”), and each was elected to serve for a term of three years.

Proposal 2 received the affirmative vote of more than 80% of the outstanding shares of the Company’s common stock and therefore the amendments to the Company’s Restated Certificate of Incorporation were adopted. The Certificate of Amendment to the Company’s Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April

21, 2016. A copy of the Company’s Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Proposals 3 and 4 each received the affirmative vote of a majority of votes cast and therefore passed.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number     Description

3.1         Amended and Restated Certificate of Incorporation of Asbury Automotive Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: April 25, 2016	By:	/s/ George A. Villasana
	Name:	George A. Villasana
	Title:	Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number     Description

3.1         Amended and Restated Certificate of Incorporation of Asbury Automotive Group, Inc.